UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): November 3, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated November 3, 2006 and filed (by the required date) on November 7, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006	23
Notes to Pro Forma Condensed Consolidated Balance Sheet	25
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the nine months ended September 30, 2006	26
Notes to Pro Forma Condensed Consolidated Statements of Operations	28

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 18, 2007

PAILET, MEUNIER and LeBLANC, L.L.P.

Certified Public Accountants

Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners

BRIGGS RENEWAL LIMITED PARTNERSHIP

We have audited the accompanying balance sheets of BRIGGS RENEWAL LIMITED PARTNERSHIP, as of December 31, 2005 and 2004 and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BRIGGS RENEWAL LIMITED PARTNERSHIP as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana

February 20, 2006

3421 N. Causeway Blvd., Suite 701  •  Metairie, LA 70002  •  Telephone (504) 837-0770  •  Fax (504) 837-7102

Member of Member Firms in Principal Cities • PCAOB - Public Company Accounting Oversight Board

AICPA: Center for Public Company Audit Firms (SEC)  •  Governmental Audit Quality Center  •  Private Companies Practice Section (PCPS)

BRIGGS RENEWAL LIMITED PARTNERSHIP

BALANCE SHEETS

December 31, 2005 and 2004

	2005	2004
ASSETS
Current Assets
Cash	$13,666	$1,538
Due from Marriott	14,554	2,515
Due from Marriott - Working Capital Advance	72,400	72,400
Prepaid Mortgage Payments	91,881	183,761

Total Current Assets	192,501	260,214

Restricted Cash
Replacement Reserve	1,330,931	1,078,726

Total Restricted Assets	1,330,931	1,078,726

Property and Equipment
Building	1,732,060	1 ,732,060
Building Improvements	22,219,017	22,219,017
Land	304,800	304,800
Furniture & Fixtures	1,248,563	1,248,563

Total Property and Equipment	25,504,440	25,504,440
Less Accumulated Depreciation	(4,427,639)	(3,728,538)

Net Property and Equipment	21,076,801	21,775,902

Other Assets
Mortgage Costs, Net of Accumulated Amortization	190,675	214,760

Total Other Assets	190,675	214,760

Total Assets	$22,790,908	$23,329,602

See auditor’s report and notes to financial statements

BRIGGS RENEWAL LIMITED PARTNERSHIP

BALANCE SHEETS

December 31, 2005 and 2004

	2005	2004
LIABILITIES AND PARTNERS’ EQUITY
Current Liabilities
Accounts Payable, Partnership	$10,016	$0
Accrued Expenses	19,000	19,000
Accrued Interest Mortgage	74,174	75,381
Accrued Interest - TIF (Note F)	28,908	8,843
Current Portion of Long Term Debt (Note F)	370,630	352,574

Total Current Liabilities	502,728	455,798

Long Term Debt
Mortgage Loan Payable (Note F)	12,862,143	13,071,403
Less Current Portion (Note F)	(370,630)	(352,574)
Loan Limited Partner (Note H)	560,500	560,500
Loan General Partner (Note H)	560,500	560,500
Loan TIF (Note F)	1,079,393	1,225,059
Due to Related Party - Deferred Development Fee (Note H)	0	666,337

Total Long Term Debt	14,691,906	15,731,225

Partners’ Equity	7,596,274	7,142,579

Total Liabilities and Partners’ Equity	$22,790,908	$23,329,602

See auditor’s report and notes to financial statements

BRIGGS RENEWAL LIMITED PARTNERSHIP

STATEMENTS OF OPERATIONS

For the years ended December 31, 2005 and 2004

	2005	2004
REVENUE
Net Operating Revenue From Hotel Operations	$2,360,496	$2,285,243
Income - TIF	240,181	241,594
Rental Income Commercial Space	14,250	3,000

Total	2,614,927	2,529,837

Expenses
Interest Expense	1,174,834	1,197,723
Amortization and Depreciation	723,186	723,186
Accounting and Auditing	19,000	19,000
Legal	16,277	2,066
Investment Servicing Fee	10,000	10,000
Asset Management Fee	12,000	6,000
Incentive Management Fee	77,873	0
General and Administrative	1,918	9,958

Total Expenses	2,035,088	1,967,933

Net Income (Loss) from Operations	579,839	561,904

Other Income
Interest income	32,452	12,360

Net Income (Loss)	$612,291	$574,264

See auditor’s report and notes to the financial statements

BRIGGS RENEWAL LIMITED PARTNERSHIP

STATEMENTS OF CHANGES IN PARTNERS’ EQUITY

For the years ended December 31, 2005 and 2004

	Total 100.00%	FINANCIAL BENEFIT LIFE INS. CO. 59.394%	DELTA LIFE CORP. 39.596%	HRI BRIGGS CORP. 1 .00%	AMERUS MGMT. INC. .01%
Partners’ Equity - Beginning of Year - January 1, 2005	$7,142,579	$2,490,157	$1,660,104	$2,992,270	$48
Contributions	0	0	0	0	0
Distributions	(158,596)	(94,196)	(62,798)	(1,586)	(16)
Net Income (Loss)	612,291	363,664	242,443	6,123	61

Partners’ Equity - End of Year - December 31, 2005	$7,596,274	$2,759,625	$1,839,749	$2,996,807	$93

See auditor’s report and notes to financial statements

BRIGGS RENEWAL LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2005 and 2004

	2005	2004
Cash flows from operating activities
Net Income	$612,291	$574,264

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	723,186	723,186
(Increase) decrease in prepaid expenses	91,880	(183,761)
Increase (decrease) in accounts payable	10,018	(18)
Increase (decrease) in accrued liabilities	0	(6,007)
Increase (decrease) in accrued interest payable	18,856	74,129
(Increase) decrease in due from Marriott	(12,039)	181,026

Total adjustments	831,901	788,555

Net cash provided (used) by operating activities	1,444,192	1,362,819

Cash flow from investing activities:
(Deposit) withdrawal replacement reserve	(252,205)	(233,428)
Increase (decrease) in due from limited partners	0	210,964

Net cash provided (used) by investing activities	(252,205)	(22,464)

Cash flow from financing activities:
Proceeds (principal payments) TIF loan	(145,666)	(121,158)
Principal payments on long-term debt	(209,260)	(178,597)
Increase (payments) deferred developer’s fee	(666,337)	(891,660)
Distributions to partners	(158,596)	(178,259)

Net cash provided (used) by financing activities	(1,179,859)	(1,369,674)

Net increase (decrease) in cash and equivalents	12,128	(29,319)
Cash and equivalents, beginning of year	1,538	30,857

Cash and equivalents, end of year	$13,666	$1,538

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest expense	$1,155,528	$1,123,594

See auditor’s report and notes to financial statements

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE A - ORGANIZATION

BRIGGS RENEWAL LIMITED PARTNERSHIP was formed November 18,1997, under the laws of the State of Delaware for the purpose of acquiring, rehabilitating, developing, improving, maintaining, owning, leasing and disposing of the real property known as Briggs Pump located in Omaha, Nebraska. This property was developed into a Hotel with related facilities. The limited partnership renovated the property and operates and manages the building as a 181-guest room complex, known as the Omaha Downtown Courtyard, a Courtyard by Marriott, (the “Hotel”). The Hotel began operations in October 1999.

Tax Credits

The complex constitutes a “certified historic structure” as permitted under IRS regulations. The rehabilitation of this building qualifies for rehabilitation tax credits as permitted by IRS regulations.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Basis of Presentation

The financial statements are prepared on the accrual basis of accounting.

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents represent unrestricted deposits in financial institutions.

Cash and Other Deposits

All bank balances of deposits, up to $100,000 in amount, as of December 31,2005, are deposited in institutions insured by the FDIC. Account balances over $1 00,000 will be collateralized with the Federal Reserve.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalization and Depreciation

Real estate, improvements, furniture and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. The estimated service lives for depreciable assets are as follows: real estate, 39 years; improvements, 39 years; furniture and equipment, 7 years. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the statement of operations.

Organizational Costs

In 1999, BRIGGS RENEWAL LIMITED PARTNERSHIP adopted the Statement of Position (SOP) 98-5, Reporting on the Costs of Start-up Activities, issued by the AICPA. In accordance with SOP 98-5, start-up activities, including organizational costs, were expensed in 1999.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements. Taxable income or loss passes through to and is reportable by the partners individually.

NOTE C - USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE D - PARTNERS’ CAPITAL CONTRIBUTIONS

The Partnership’s General Partner is HRI Briggs Corporation, a Louisiana corporation, and the amount contributed is $2,982,253. The lnvestor Limited Partner was AmerUs- Credit Investment, L.L.C., an lowa Limited liability company, with capital contributions in the amount of $3,172,685. In August, 1999, the lnvestor Limited Partner assigned its interest to Financial Benefit Life Insurance Company in the amount of 59.394% and Delta Life Corporation in the amount of 39.596%. AmerUs Management, Inc., an lowa corporation, is the Special Limited Partner, with capital contributions of $100.

NOTE E- INVESTMENT IN REAL ESTATE

Investment in real estate at December 31, 2005, consists of the following:

	Total Fixed Assets	Accumulated Depreciation	Net Fixed Assets
Buildings	$1,732,060	$281,275	$1,450,785
Rehabilitation	22,219,017	3,016,712	19,202,305
Furniture, Fixtures, and Equipment	1,248,563	1,129,652	118,911
Land	304,800	—	304,800

Totals	$25,504,440	$4,427,639	$21,076,801

Total depreciation expense for the year ended December 31,2005, amounted to $699,101.

NOTE F - LONG TERM DEBT

Mortgage Payable

The project is financed by a mortgage payable to GMAC Commercial Mortgage in the original amount of $14,175,000 for the development and rehabilitation of the property. However, the commercial space improvements of $725,000 were not funded by GMAC, resulting in an adjusted mortgage of $13,450,000. During the year 2000, the final funds available, in the amount of $2,042,618, were drawn on the project. During 2002, the loan was paid in full when the balance was $12,876,566. Additional financing of $13,250,000 was obtained through GMAC Commercial Mortgage Bank at a fixed interest rate of 6.79%. At December 31, 2005, the principal balance of this note amounted to $12,862,143, with an initial maturity in January, 2014.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE F - LONG TERM DEBT (CONTINUED)

The terms of the 6.79% loan consist of monthly principal and interest payments of $91,881 beginning February 1, 2004. A 25-year amortization with a 10-year term and a balloon payment of the remaining balance will then be due on the Maturity Date.

The liability of the partnership under the mortgage note is limited to the underlying value of the real estate collateral plus any other amounts deposited with the lender.

Schedule of Mortgage Loans

Mortgage Loan - GMAC Commercial Mortgage	$12,862,143
Less: Current Portion	(221,479)

Mortgage Loan Payable at December 31, 2005	$12,640,664

Scheduled maturities of the GMAC loan are as follows:

2006	$221,479
2007	236,995
2008	253,597
2009	271,362
2010	290,372
Thereafter	11,588,338

Total	$12,862,143

The fair value of the mortgage note payable is estimated based on the current rates offered to the project for debt of the same remaining maturities. At December 31,2005, the fair value of the mortgage approximates the amount recorded in the financial statements.

The Hotel project is pledged as collateral for the mortgage. The mortgage loan is nonrecourse debt secured by deeds of trust on the related real estate.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE F - LONG TERM DEBT (CONTINUED)

Tax Increment Financing Loan

The Partnership entered into a tax increment financing loan agreement with the First National Bank of Omaha, in November, 1997, in the original amount of $1,519,000. The agreement requires semi-annual payments of principal and interest beginning in June, 2000, with the first two payments being made in 2000. Interest was payable at a rate of 8.75% until May 31, 2000. Beginning on June 1, 2000, and continuing on June 1 of every third year thereafter, the interest rate will be adjusted to yield 250 basis points over the three-year Treasury constant. The note will never be less than 8.50%. The rate was adjusted at June 1,2003, to 8.50%. Annual payments of $240,181 were made in 2005.

At December 31,2005, the loan balance, including capitalized interest, was $1,079,393. Accrued interest payable at December 31, 2005 amounted to $28,907.

Scheduled maturities of the tax increment financing loan are as follows:

2006	$149,151
2007	156,315
2008	170,691
2009	186,379
2010	204,748
Thereafter	212,109

Total	$1,079,393

NOTE G - MANAGEMENT AGREEMENT

The Partnership entered into an agreement with Courtyard Management Corporation (also known as Courtyard by Marriott) to manage and operate the Hotel. The term of the agreement is effective for an initial period of twenty years, with the option to renew for two additional periods of ten years each.

The Partnership has agreed to pay the Manager 7% of the gross hotel revenues, as defined in the agreement, received from the property. For the year ended December 31,2005, management fees amounted to $428,809.

Additionally, the Partnership has agreed to pay the Manager an lncentive Management Fee equal to 30% of available cash flow, as defined in the agreement. During 2005, Incentive Management Fees totaled $81,342.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE H - RELATED PARTY TRANSACTIONS

Investment Servicing Fee

The partnership shall pay AmerUs Management, Inc. for its services in supervising and monitoring the performance of the Property Management Agent pursuant to the Property Management Agreement an annual Oversite Management Fee (which Fee shall be treated as a Partnership expense). The Oversite Management Fee for each fiscal year shall be $10,000. During the year ended December 31, 2005, $10,000 was paid to AmerUs Management, Inc., covering the services rendered for the year.

Asset Management Fee

An asset management fee in the annual amount of $10,000 is payable by the Partnership to Historic Restoration, Inc., an affiliate of the General Partner. The fee is payable on May 1st of each whole or partial fiscal year beginning on May 1,2000. Asset management fees of $12,000 and $6,000 were paid to Historic Restoration, Inc. in 2005 and 2004, respectively.

Notes Payable - Affiliates

Notes Payable to Affiliates at December 31, 2005, consists of the following:

Partner	Balance
AmerUs	$560,500
HRI Briggs Corporation	560,500

Total	$1,121,000

Interest on these notes is payable from cash flows, with interest accruing at 15.0% per annum.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE H - RELATED PARTY TRANSACTIONS (CONTINUED)

Deferred Development Fees Payable

At December 31,2005 and 2004, Deferred Development Fees, in the amount of $0 and $666,337, respectively, are payable to Historic Restoration, Inc. for its services in connection with the development and completion of the Project. The fee is to be paid from cash flows, refinancing proceeds, sales proceeds, or sales proceeds from a terminating capital transaction, in accordance with the Partnership Agreement, but no later than the fifteenth anniversary of the Occupancy Date.

NOTE I - PARTNERSHIP PROFITS AND LOSSES AND DISTRIBUTIONS

Ownership is 1% to the General Partner and 99% to the Limited Partners. Profits and losses and all other items of Partnership gain, loss, deductions, or credits, shall be allocated to the Partners in accordance with the partnership interests. Of the profits and losses allocated to the Partners, each Partner shall be entitled to the same proportion of such profits and losses as the Capital Contributions of each such Partner in relation to the total Capital Contributions actually made or required to be made by all of the Partners, but in no event shall the General Partner have an interest of less than 1.0% in profits or losses.

Subject to the terms of the Project Documents, any Cash Flow generated in or with respect to any fiscal year shall be distributed or applied from time to time as required within 90 days after the end of each fiscal year in the following order of priority:

1)	To pay the lnvestment Servicing Fee for such fiscal year and any unpaid lnvestment Servicing Fee accrued from prior fiscal years;

2)	To pay any unpaid Excess Adjustment;

3)	To pay accrued interest on the Investor Limited Partner Loans and the Voluntary General Partner Loans, such amounts to be paid on a pari passu, pro rata amounts of such loans;

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31,2005 and 2004

NOTE I- PARTNERSHIP PROFITS AND LOSSES AND DISTRIBUTIONS (CONTINUED)

4)	To the repayment of any unpaid lnvestor Limited Partner Loans and any unpaid Voluntary General Partner Loans, such amounts to be paid on a pari passu, pro rata basis based on the outstanding amounts of such loans;

5)	To pay accrued interest on the Subordinated Partner Loans, such amounts to be paid on a pari passu, pro rata basis based on the outstanding amounts of such loans;

6)	To pay any unpaid Operating Deficit Loans;

7)	To the payment of any outstanding Excess Adjustment Loans, with payments to be applied first to accrued but unpaid interest, and then to principal;

8)	So long as any portion of the Development Fee remains unpaid, 85% of the balance of cash flow shall be applied to payment of the unpaid portion of the Development Fee, and the remaining 15% of such balance shall be distributed as follows: 1.00% to General Partner, 98.99% to lnvestor Limited Partner, and 0.01 % to Special Limited Partner;

9)	After payment in full of the Development Fee, if no Debt Service Coverage Loan has theretofore been made, then 70% of the balance of Cash Flow shall be applied to the payment of the Incentive Partnership Management Fee and 30% of such balance shall be distributed as follows: 1.00% to General Partner, 98.99% to lnvestor Limited Partner, and 0.01% to Special Limited Partner; and

10)	After payment in full of the Development Fee, if a Debt Service Coverage Loan has theretofore been made, then 21% of the balance of Cash Flow shall be applied to the payment of the lncentive Partnership Management Fee, 49% of such balance shall be distributed to the lnvestor Limited Partner, and the remaining 30% of such balance shall be distributed as follows: 1.00% to General Partner, 98.99% to lnvestor Limited Partner, and 0.01% to Special Limited Partner.

BRIGGS RENEWAL LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE J - RESERVES

The Partnership is required to maintain an escrow reserve account with Marriott to cover the cost of replacements and renewals related to the Furniture, Fixtures and Equipment at the Hotel, and routine or non-major repairs and maintenance to the Buildings. The reserve is to be funded in an amount equal to 3% of Gross Revenues for the first 13 accounting periods, 4% for periods 14 through 26, and 5% thereafter. At December 31,2005, the replacement reserve balance was $1,330,931.

BRIGGS RENEWAL LIMITED PARTNERSHIP

BALANCE SHEETS (unaudited)

September 30, 2006 and 2005

	2006	2005
ASSETS
Current Assets
Cash	$147,535	$154,350
Prepaid Mortgage Payments	91,881	91,870

Total Current Assets	239,416	246,220

Restricted Cash
Reserve with Lender	72,400	72,400
Replacement Reserve	1,513,637	1,248,173

Total Restricted Assets	1,586,037	1,320,573

Property and Equipment
Building	1,732,060	1,732,060
Building Improvements	22,219,017	22,219,017
Land	304,800	304,800
Furniture & Fixtures	1,248,563	1,248,563

Total Property and Equipment	25,504,440	25,504,440
Less Accumulated Depreciation	(4,925,210)	(4,252,864)

Net Property and Equipment	20,579,230	21,251,576

Other Assets
Mortgage Costs, Net of Accumulated Amortization	249,026	196,696

Total Other Assets	249,026	196,696

Total Assets	$22,653,709	$23,015,065

See also the audited financial statements included herein.

BRIGGS RENEWAL LIMITED PARTNERSHIP

BALANCE SHEETS (unaudited)

September 30, 2006 and 2005

	2006	2005
LIABILITIES AND PARTNERS’ EQUITY
Current Liabilities
Accounts Payable, Partnership	$49,751	$152,753
Accrued Interest Mortgage	74,174	75,381
Accrued Interest - TIF (Note F)	10,159	6,033
Current Portion of Long Term Debt (Note F)	370,630	352,574

Total Current Liabilities	504,714	586,741

Long Term Debt
Mortgage Loan Payable (Note F)	12,695,579	12,911,628
Less Current Portion (Note F)	(370,630)	(352,574)
Loan Limited Partner (Note H)	560,500	560,500
Loan General Partner (Note H)	560,500	560,500
Loan TIF (Note F)	928,162	1,079,393
Due to Related Party - Deferred Development Fee (Note H)	0	133,442

Total Long Term Debt	14,374,111	14,892,889

Partners’ Equity	7,774,884	7,535,435

Total Liabilities and Partners’ Equity	$22,653,709	$23,015,065

See also the audited financial statements included herein.

BRIGGS RENEWAL LIMITED PARTNERSHIP

STATEMENTS OF OPERATIONS (unaudited)

For the Nine Months Ending September 30, 2006 and 2005

	2006	2005
REVENUE
Net Operating Revenue From Hotel Operations	$1,882,385	$1,639,915
Income - TIF	237,390	240,181
Rental Income Commercial Space	35,255	14,250

Total	2,155,030	1,894,346

Expenses
Interest Expense	853,889	889,147
Amortization and Depreciation	518,722	542,390
Accounting and Auditing	9,000	9,000
Legal	19,908	15,957
Investment Servicing Fee	10,000	5,833
Commission Commercial Lease	13,375	0
Incentive Management Fee Related Party	416,640	0
General and Administrative	10,463	1,903

Total Expenses	1,851,997	1,464,230

Net Income (Loss) from Operations	303,033	430,116

Other Income
Interest income	50,010	20,426

Net Income (Loss)	$353,043	$450,542

See also the audited financial statements included herein.

BRIGGS RENEWAL LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS (unaudited)

For the nine months ended September 30, 2006 and 2005

	2006	2005
Cash flow from operating activities
Net income	$353,043	$450,542
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	518,722	542,390
Prepaid expenses and other assets	86,954	166,806
Accounts payable	94,909	209,134
Accrued interest payable	(92,923)	(78,191)

Net cash provided by operating activities	960,705	1,290,681

Cash flow from investing activities:
Change in replacement reserve	(255,106)	(241,847)

Net cash used by investing activities	(255,106)	(241,847)

Cash flow from financing activities:
Payments of long-term debt	(397,297)	(305,441)
Payments of deferred development fee	—	(532,895)
Distributions to partners	(174,433)	(57,686)

Net cash used by financing activities	(571,730)	(896,022)

Net increase in cash and cash equivalents	133,869	152,812
Cash and cash equivalents, beginning of year	13,666	1,538

Cash and cash equivalents, end of period	$147,535	$154,350

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Hattiesburg, MS	$9.5	October 5, 2006
Courtyard	Omaha, NE	23.1	November 4, 2006

PHD Hotels Portfolio:
Homewood Suites	Huntsville, AL	11.6	October 27, 2006
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$60.1

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Larry Blumberg & Associates, or by an affiliate of Marriott International, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2006, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of September 30, 2006 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Briggs Renewal Limited Partnership (Omaha, NE Courtyard)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$186,252	$3,707	$20,579	$59,754 (24,286	(A) )(B)	$246,006
Cash and cash equivalents	61,055	5	148	(153 (45,021	)(C) )(F)	16,034
Restricted cash—escrow deposits	—	—	1,586	(19	)(C)	1,567
Other assets	4,933	64	341	1,080	(C)	6,418

Total Assets	$252,240	$3,776	$22,654	$(8,645)		$270,025

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Mortgage note payable—secured	$—	$—	$12,696	$4,072	(D)	$16,768
Accounts payable, accrued costs and other liabilities	1,326	3,776	2,183	(4,942	)(D)	2,343

Total liabilities	1,326	3,776	14,879	(870)		19,111

Shareholders' equity (deficit)	—	—	7,775	(7,775	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	255,162	—	—	—		255,162
Retained earnings (deficit)	(4,272)	—	—	—		(4,272)

Total shareholders' equity	250,914	—	7,775	(7,775)		250,914

Total liabilities and shareholders' equity	$252,240	$3,776	$22,654	$(8,645)		$270,025

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the five properties that have been, or will be, purchased after September 30, 2006 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Briggs Renewal Limited Partnership (Omaha, NE Courtyard)	PHD Hotels: Huntsville, AL Homewood Suites	PHD Hotels: Tupelo, MS Hampton Inn	PHD Hotels: Macon GA Hilton Garden Inn	Total Combined
Purchase price per contract	$9,455	$23,100	$11,606	$5,245	$10,660	$60,066
Other closing costs	33	34	33	25	33	158
Other capitalized costs (credits) incurred	50	(1,924)	78	50	75	(1,671)
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	189	462	232	105	213	1,201

Investment in hotel properties	9,727	21,672	11,949	5,425	10,981	59,754	(A)
Net other assets/(liabilities) assumed	3	(10,629)	—	(4,110)	3	(14,733)

Total purchase price	$9,730	$11,043	$11,949	$1,315	$10,984	$45,021	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.
(C)	Represents elimination of assets associated with prior owner, net of assets assumed.
(D)	Represents elimination of liabilities associated with prior owner, net of liabilities assumed.
(E)	Represents elimination of shareholders' equity (deficit) associated with prior owner.
(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2005 and the nine months ended September 30, 2006

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27, 2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006
Homewood Suites	Stafford, TX	7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006
Courtyard	Omaha, NE	23.1	November 4, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	October 27, 2006
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$242.3

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, an affiliate of Marriott International, Inc., Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Stafford, Texas - Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt- CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Briggs Renewal Limited Partnership (Omaha, NE Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—	$11,546	$10,508	$2,287	$—	$2,361	$—		$31,282
Other operating revenue	—	—	356	—	—	934	757	115	—	254	—		2,416

Total revenue	—	—	4,936	—	—	12,480	11,265	2,402	—	2,615	—		33,698

Expenses
Operating expenses	—	—	2,257	—	—	5,435	5,357	1,066	—	—	—		14,115
General and administrative	40	3	468	—	—	1,659	707	621	—	60	550	(B)	4,108
Management fees	—	—	153	—	—	523	579	60	—	78	—		1,393
Taxes, insurance and other	—	—	505	—	—	534	583	39	—	—	—		1,661
Depreciation of real estate owned	—	—	913	—	—	1,696	1,077	264	—	723	(4,673	)(C)	4,809
											4,809	(D)
Interest, net	13	—	966	(3)	—	1,754	2,035	292	—	1,142	(4,873	)(E)	1,326

Total expenses	53	3	5,262	(3)	—	11,601	10,338	2,342	—	2,003	(4,187)		27,412
Gain on sale of land	—	93	—	—	—	—	—	—	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$—	$879	$927	$60	$—	$612	$4,094		$6,286

Income (loss) per common share:
Basic and diluted	$(5,251)												$0.37

Basic and diluted weighted average common shares outstanding (000s)	—										17,058	(F)	17,058

For the nine months ended September 30, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Stafford, Texas - Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Briggs Renewal Limited Partnership (Omaha, NE Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$7,445	$—	$2,032	$—	$—	$9,057	$7,845	$2,225	$—	$1,882	$—		$30,486
Other operating revenue	591	—	259	—	—	732	560	125	—	273	—		2,540

Total revenue	8,036	—	2,291	—	—	9,789	8,405	2,350	—	2,155	—		33,026

Expenses
Operating expenses	4,430	—	1,000	—	—	5,606	3,909	1,111	—	—	—		16,056
General and administrative	1,329	—	202	—	31	—	476	230	—	62	(798	)(B)	1,532
Management fees	224	—	68	—	—	586	428	58	—	417	—		1,781
Taxes, insurance and other	554	—	196	—	—	280	364	150	—	—	—		1,544
Depreciation of real estate owned	1,175	—	326	—	—	1,269	686	257	—	519	(3,057 3,016	)(C) (D)	4,191
Interest, net	(1,495)	—	418	(3)	—	1,406	1,368	429	—	804	(2,032	)(E)	895

Total expenses	6,217	—	2,210	(3)	31	9,147	7,231	2,235	—	1,802	(2,871)		25,999
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$1,819	$—	$81	$3	$(31)	$642	$1,174	$115	$—	$353	$2,871		$7,027

Income (loss) per common share:
Basic and diluted	$0.18												$0.36

Basic and diluted weighted average common shares outstanding (000s)	10,013										9,410	(F)	19,423

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. Additionally, two properties acquired began operations during 2005, five began operations during 2006, and one property is under construction. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Huntsville, AL Hilton Garden Inn, opened October 2005; Sarasota, FL Homewood Suites, opened February 2005; Houston, TX Residence Inn, opened April 2006; Brownsville, TX Courtyard, opened June 2006; Stafford, TX Homewood Suites, opened August 2006; Hattiesburg, MS Courtyard, opened October 2006; Huntsville, AL Homewood Suites, opened October 2006; and Macon, GA Hilton Garden Inn, is under construction.
(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.
(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.
(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.
(E)	Interest expense related to prior owner's debt which was not assumed has been eliminated. Interest income relates only to working capital balances.
(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.
(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.
(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.